                         PLAN AND AGREEMENT OF REORGANIZATION


     This Plan and Agreement of Reorganization (this "Agreement") is made and entered into effective as of the 1st day of June, 1997, by and among the undersigned parties (collectively, the "Parties").

                                       RECITALS

     A.   The Parties to this Agreement are as follows:

          (1)  Mannatech, Incorporated, a Texas corporation ("Mannatech").

          (2) The following Texas limited partnerships (collectively, the "Partnerships"): Dynamic Eight Partners, Ltd., Power Three Partners, Ltd., Eleven Point Partners, Ltd., and Beta M Partners, Ltd.

          (3) The following general partners of the Partnerships (collectively, the "General Partners"), each of which is a Texas corporation:
               Eight Point Services, Inc., the general partner of Dynamic Eight Partners, Ltd.; Triple Gold Business, Inc., the general partner of Power Three Partners, Ltd.; Five Small Fry, Inc., the general partner of Eleven Point Partners, Ltd.; and Beta Nutrient Technology, Inc., the general partner of Beta M Partners, Ltd.

          (4) The following individual limited partners of Power Three Partners, Ltd., Eleven Point Partners, Ltd., and Beta M Partners, Ltd. (collectively, the "Limited Partners"): Charles E. Fioretti, William C. Fioretti, Samuel L. Caster, The Fioretti Family Partnership, Ltd., Patrick D. Cobb, Dick R. Hankins, Don W. Herndon, and Gary L. Watson.

     B. The Parties have agreed to cause each of the General Partners to be merged with and into Mannatech (the "Merger") through a statutory merger under
Section 368(a)(1)(A) of the Internal Revenue Code of 1986, as amended (the "Code").

     C. Simultaneously with the consummation of the Merger, the Parties have agreed that the Limited Partners will contribute their limited partnership interests in each of the Partnerships (other than Dynamic Eight Partners, Ltd.) to Mannatech in exchange for Mannatech stock in a transaction complying with Code Section 351(a) (the "Contributions").

     D. As a result of the Merger and the Contributions, Mannatech will be the sole partner of each of the Partnerships, each of the Partnerships will terminate under the provisions of Code Section 708(a)(1)(A), and the Parties have agreed that all the assets of each of the Partnerships shall be distributed to Mannatech.

                                      AGREEMENT


     NOW, THEREFORE, for and in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

     1. MERGER. Mannatech and each of the General Partners agree to enter into the Agreement and Plan of Merger a copy of which is attached as Exhibit "A" hereto (the "Merger Agreement"), to use their best efforts to cause the Merger to be consummated in accordance with the terms of the Merger Agreement, and to cause each of the General Partners to be merged into Mannatech in a statutory merger which is tax free to each of the parties to the Merger Agreement under Code Section 368(a)(1)(A).

     2. CONTRIBUTIONS. Each of the Limited Partners and Mannatech agree to enter into the Exchange Agreement a copy of which is attached as Exhibit "B" hereto (the "Exchange Agreement"), to use their best efforts to consummate the transactions contemplated by the Exchange Agreement, and to cause the Partnership Interests (as such term is defined in the Exchange Agreement) to be contributed to Mannatech in exchange for Mannatech stock in a transaction which meets the requirements of Code Section 351(a).

     3. DISSOLUTION. Following the consummation of the transactions contemplated by the Merger Agreement and the Exchange Agreement, Mannatech will be the sole partner of each of the Partnerships and each of the Partnerships shall be dissolved. Following the dissolution of the Partnerships, all the properties and assets of the Partnerships shall vest in and transfer to Mannatech without any further action on the part of the Parties, and, effective as of the Effective Time (as such term is defined in the Merger Agreement), each Partnership transfers and assigns to Mannatech all its assets and properties of whatsoever kind or nature.

     4. GENERAL PROVISIONS. Each of the Parties covenants and agrees to execute and deliver such other and further documents and instruments as may be necessary or appropriate to further evidence or consummate the transactions contemplated by this Agreement, the Merger Agreement or the Exchange Agreement. This Agreement shall be governed by the internal laws of the State of Texas (without regard to choice of law provisions). This Agreement may not be changed or modified orally, but only by a written instrument executed by each of the Parties. Headings contained in this Agreement are for reference only, and shall not affect the meaning or interpretation of this Agreement.

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the effective date set forth above.

                         MANNATECH:


                              Mannatech, Incorporated


                              By:  /s/ Samuel L. Caster
                                 ---------------------------------------------
                                   Samuel L. Caster, President

                         PARTNERSHIPS:


                              Dynamic Eight Partners, Ltd.


                              By:Eight Point Services, Inc., General Partner


                                   By:  /s/ Charles E. Fioretti
                                      ----------------------------------------
                                        Charles E. Fioretti, President


                              Power Three Partners, Ltd.


                              By:  Triple Gold Business, Inc., General Partner


                                   By:  /s/ Charles E. Fioretti
                                      ----------------------------------------
                                        Charles E. Fioretti, President


                              Eleven Point Partners, Ltd.


                              By: Five Small Fry, Inc., General Partner


                                   By:  /s/ Charles E. Fioretti
                                      ----------------------------------------
                                        Charles E. Fioretti, President

                              Beta M Partners, Ltd.


                              By:  Beta Nutrient Technology, Inc., General
                                        Partner


                                   By:  /s/ Charles E. Fioretti
                                      ----------------------------------------
                                        Charles E. Fioretti, President



                         GENERAL PARTNERS:

                              Eight Point Services, Inc.


                              By:  /s/ Charles E. Fioretti
                                 ---------------------------------------------
                                   Charles E. Fioretti, President


                              Triple Gold Business, Inc.


                              By:  /s/ Charles E. Fioretti
                                 ---------------------------------------------
                                   Charles E. Fioretti, President


                              Five Small Fry, Inc.


                              By:  /s/ Charles E. Fioretti
                                 ---------------------------------------------
                                   Charles E. Fioretti, President


                              Beta Nutrient Technology, Inc.


                              By:  /s/ Charles E. Fioretti
                                 ---------------------------------------------
                                   Charles E. Fioretti, President

                         LIMITED PARTNERS:

                              /s/ Charles E. Fioretti
                              ------------------------------------------------
                              Charles E. Fioretti


                              /s/ William C. Fioretti
                              ------------------------------------------------
                              William C. Fioretti


                              /s/ Samuel L. Caster
                              ------------------------------------------------
                              Samuel L. Caster


                              The Fioretti Family Partnership, Ltd.


                              By:  /s/ William C. Fioretti
                                 ---------------------------------------------
                                   William C. Fioretti, General Partner


                              /s/ Patrick D. Cobb
                              ------------------------------------------------
                              Patrick D. Cobb


                              /s/ Dick R. Hankins
                              ------------------------------------------------
                              Dick R. Hankins


                              /s/ Don W. Herndon
                              ------------------------------------------------
                              Don W. Herndon


                              /s/ Gary L. Watson
                              ------------------------------------------------
                              Gary L. Watson